三嘉珠寶有限公司
C&K Jewellery Limited

Purchase Order

Vendor Code: ______________________

Vendor : ______________________

Address : ______________________

____

Phone : ______________________

Contact Person: ______________________

P.O. Number:	
Issue Date:	
Payment Term :	
Gold Base:	

Seq	Item Code	Description	CN	Invoice Quantity	Unit Weight	Ref Quantity	POG	Ref Price (USD)	Invoice Price (USD)	Amount (USD)
		Total Net :							USD	-

Remarks : ______________________

Requested by : ______________________

Date :

Approved by: ______________________

Date :